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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              --------------------

               Date of Report (Date of earliest event reported):
                                AUGUST 31, 1994

                                L.A. GEAR, INC.
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

                                    1-10157
                            (Commission File Number)

                                   95-3375118
                       (IRS Employer Identification No.)

           2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA 90405
             (Address of principal executive offices)   (Zip Code)

              Registrant's telephone number, including area code:
                                 (310)452-4327

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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                    THIS REPORT INCLUDES A TOTAL OF 8 PAGES.
                      THE EXHIBIT INDEX APPEARS ON PAGE 4.
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Item 5.  Other Events.
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  On August 31, 1994, L.A. Gear California, Inc. ("Borrower"), a wholly-owned subsidiary of L.A. Gear, Inc. (the "Company"), entered into the Second Amendment to Loan and Security Agreement dated as of August 31, 1994 (the "Second Amendment") to the Loan and Security Agreement, dated as of November 22, 1993, between Borrower and BankAmerica Business Credit, Inc. ("Lender"), as amended to date (the "Loan Agreement"), pursuant to which Lender provides to Borrower a revolving line of credit facility for loans and letters of credit in an aggregate amount not to exceed $75 million. The Second Amendment principally amends the Loan Agreement to (i) reduce the Adjusted Tangible Net Worth (as defined in the Loan Agreement) requirement from $169.5 million to $165 million; (ii) eliminate the minimum quarterly earnings test, and (iii) further facilitate entry by Borrower into foreign exchange contracts with an affiliate of Lender. The Second Amendment also includes a quarterly fee of $25,000 per each quarter in which the Adjusted Tangible Net Worth is between $170 million and $175 million, and $50,000 per each quarter in which it is below $170 million. The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, filed as Exhibit 99.3 hereto and which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

   (a)   Financial Statements of Businesses Acquired.
         Not applicable.

   (b)   Pro Forma Financial Information.
         Not applicable.

   (c)   Exhibits.

         99.3 Second Amendment to Loan and Security Agreement dated as of August 31, 1994, by and between L.A. Gear California, Inc. and BankAmerica Business Credit, Inc.


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                                   SIGNATURES
                                   ----------
        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       L.A. GEAR, INC.



Dated: September 2, 1994               By:/s/ Thomas F. Larkins
                                          -------------------------
                                          Senior Vice President
                                          and General Counsel





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                                 EXHIBIT INDEX
                                 -------------


  Exhibit                                                   Page
   No.   Document                                           No.
   ---   --------                                           ----
  99.3   Second Amendment to Loan and Security                5
         Agreement dated as of August 31, 1994
         by and between L.A. Gear California,Inc.
         and BankAmerica Business Credit, Inc.


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